INVESCO EXCHANGE-TRADED FUND TRUST II

SUPPLEMENT DATED OCTOBER 7, 2019 TO THE PROSPECTUS

DATED FEBRUARY 28, 2019,

AS PREVIOUSLY SUPPLEMENTED, OF:

Invesco Frontier Markets ETF (FRN) (the “Fund”)

S&P Dow Jones Indices, LLC, the index provider for the S&P/BNY Mellon New Frontier Index (USD) (the “Underlying Index”), which is the underlying index for the Fund, announced a modification to the Underlying Index’s methodology effective today. Accordingly, effective immediately, the Fund’s Prospectus is revised as follows:

The following replaces the similar language under the section titled “Additional Information About the Funds’ Strategies and Risks – S&P/BNY Mellon New Frontier Index (USD) (Invesco Frontier Markets ETF)” on page 112 of the Prospectus:

•	Three-month minimum average daily volume equal to or greater than $500,000 as of the third Friday in December, March, June and September.

•	Free-float adjusted market capitalization equal to or greater than $250 million, as of the third Friday in December, March, June and September.

Please Retain This Supplement For Future Reference.

P-PS-EQI-PROSUP 100719